SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 15, 2001

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000

-and-

151 West 34th St., New York, New York 10001
(212) 494-1602
Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File No.)	(IRS Id. No.)

Item 5.          Other Events

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Statements of Income and the Unaudited Operating Segment Data of Federated for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000, and the Unaudited Consolidated Balance Sheets of Federated as of August 4, 2001, February 3, 2001 and July 29, 2000. The exhibits filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended February 3, 2001.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

99.1     Unaudited Consolidated Statements of Income of Federated for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000..

99.2     Unaudited Operating Segment Data of Federated for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000.

99.3     Unaudited Consolidated Balance Sheets of Federated as of August 4, 2001, February 3, 2001 and July 29, 2000.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Date: August 15, 2001                    /s/ Joel A. Belsky

                                                      Joel A. Belsky

                                                      Vice President and Controller

EXHIBIT INDEX

Exhibit

Number

99.1     Unaudited Consolidated Statements of Income of Federated for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000.

99.2     Unaudited Operating Segment Data of Federated for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000.

99.3     Unaudited Consolidated Balance Sheets of Federated as of August 4, 2001, February 3, 2001 and July 29, 2000.

Exhibit 99.1
FEDERATED DEPARTMENT STORES, INC.

Consolidated Statements of Income (Unaudited) (Note 1)

(All amounts in millions except percentages and per share figures)

13 Weeks Ended		26 Weeks Ended
August 4, 2001	July 29, 2000	August 4, 2001	July 29, 2000
Net Sales	$3,732	$4,065	$ 7,554	$8,097
Cost of Sales:
Recurring (Note 2)	2,251	2,379	4,538	4,774
Inventory valuation adjustments related to Stern's closure	7	-	26	-
Total cost of sales	2,258	2,379	4,564	4,774
Percent to sales	60.5%	58.5%	60.4%	59.0%
Selling, general and administrative expenses	1,235	1,466	2,527	2,850
Percent to sales	33.1%	36.1%	33.5%	35.2%
Restructuring charges (Note 3)	28	-	55	-
Percent to sales	.8%	-%	.7%	-%
Operating Income	211	220	408	473
Percent to sales	5.6%	5.4%	5.4%	5.8%
Interest expense - net	(100)	(108)	(197)	(207)
Income Before Income Taxes	111	112	211	266
Federal, state and local income tax expense (Note 4)	(1)	(49)	(43)	(114)
Net Income	$ 110	$ 63	$ 168	$ 152

Basic Earnings per Share (Note 5)	$ .56	$ .31	$ .85	$ .73
Diluted Earnings per Share (Note 5)	$ .55	$ .30	$ .83	$ .72
Diluted Earnings per Share, excluding restructuring charges (Notes 5 and 6)	$ .43	$ .30	$ .86	$ .72

Notes:

1.    Because of the seasonal nature of the retail business, the results of operations for the 13 and 26 weeks ended August 4, 2001 and July 29, 2000 (which do not include the Christmas season) are not indicative of such results for the fiscal year.

2.    Substantially all department store merchandise inventories are valued by the retail method and stated on the LIFO (last-in, first-out) basis, which is generally lower than market. Application of this method did not impact cost of sales for the 13 and 26 weeks ended August 4, 2001 or July 29, 2000. Fingerhut merchandise inventories are stated at the lower of FIFO (first-in, first-out) cost or market.

3.    Restructuring charges for the 13 and 26 weeks ended August 4, 2001 represent costs and expenses associated with the closure of the Stern's department store division, including severance, advertising and duplicate central office costs, and expenses associated with the Macy's West integration of Liberty House, Inc., primarily duplicate central office costs.

4.    Income tax expense reflects a $44 million benefit related to the recognition of the effect of the difference between the financial reporting and tax bases of the Company's investment in the Stern's Department Stores, Inc. subsidiary upon disposition.

5.    Common shares outstanding used in computing basic earnings per share were 194.6 million and 206.6 million for the 13 weeks ended August 4, 2001 and July 29, 2000, respectively, and 196.3 million and 209.7 million for the 26 weeks ended August 4, 2001 and July 29, 2000, respectively. Potential common shares used in computing diluted earnings per share were 199.6 million and 208.5 million for the 13 weeks ended August 4, 2001 and July 29, 2000, respectively, and 201.8 million and 212.4 million for the 26 weeks ended August 4, 2001 and July 29, 2000, respectively.

6.    Excludes the after income tax impact of the inventory valuation adjustments and the restructuring charges related to the closure of the Stern's department store division and the integration of Liberty House, Inc., as well as the tax benefit associated with the related disposition of Stern's Department Stores, Inc. (See Notes 3 and 4).

Exhibit 99.2
FEDERATED DEPARTMENT STORES, INC.
Operating Segment Data (Unaudited) (Note 1)
(millions)

13 Weeks Ended		26 Weeks Ended
August 4, 2001	July 29, 2000	August 4, 2001	July 29, 2000
Net Sales
Department Stores	$3,488	$3,679	$ 7,044	$ 7,252
Fingerhut	244	386	510	845
Total	$3,732	$4,065	$7,554	$8,097

Operating Income
Department Stores:
Recurring	$ 265	$ 413	$ 518	$ 701
Restructuring charges (Note 2)	(33)	-	(75)	-
Total Department Stores	232	413	443	701
Fingerhut	7	(168)	37	(171)
Corporate and other:
Recurring (Note 3)	(26)	(25)	(66)	(57)
Restructuring charges (Note 2)	(2)	-	(6)	-
Total corporate and other	(28)	(25)	(72)	(57)
Total	$ 211	$ 220	$ 408	$ 473

Depreciation and amortization expense
Department Stores	$ 159	$ 151	$ 319	$ 302
Fingerhut	7	8	16	18
Corporate and other (Note 3)	15	23	29	47
Total	$ 181	$ 182	$ 364	$ 367

Notes:

  Certain reclassifications were made to prior period amounts to conform with the classifications of such amounts for the most recent period.

  Restructuring charges for the 13 and 26 weeks ended August 4, 2001 represent costs and expenses associated with the closure of the Stern's department store division, including inventory valuation adjustments, severance, advertising and duplicate central office costs, and expenses associated with the integration of Liberty House, Inc., primarily duplicate central office costs.

  Corporate and other consists of the income or expense associated with the corporate office and certain items managed on a company-wide basis (e.g., intangibles, financial instruments, investments, retirement benefits and properties held for sale or disposition).

Exhibit 99.3
FEDERATED DEPARTMENT STORES, INC.
Consolidated Balance Sheets (Unaudited)
(millions)

	August 4, 2001	February 3, 2001	July 29, 2000

ASSETS:
Current Assets:
Cash	$ 330	$ 322	$ 296
Accounts receivable (Note 1)	3,427	4,072	3,818
Merchandise inventories	3,994	3,812	3,932
Supplies and prepaid expenses	221	200	231
Deferred income tax assets	310	294	183
Total Current Assets	8,282	8,700	8,460
Property and Equipment - net	6,735	6,830	6,757
Intangible Assets - net	942	896	1,703
Other Assets	659	586	655
Total Assets	$16,618	$17,012	$17,575

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
Short-term debt	$ 1,151	$ 1,722	$ 1,714
Accounts payable and accrued liabilities	2,903	2,903	2,992
Income taxes	116	244	97
Total Current Liabilities	4,170	4,869	4,803

Long-Term Debt	4,813	4,374	4,452
Deferred Income Taxes	1,306	1,393	1,458
Other Liabilities	559	554	548
Shareholders' Equity	5,770	5,822	6,314

Total Liabilities and Shareholders' Equity	$16,618	$17,012	$17,575

Note:

  Consists of $1,274 million of Fingerhut accounts receivable, net of $483 million of allowance for doubtful accounts and $2,153 million of other Federated accounts receivable, net of $73 million of allowance for doubtful accounts as of August 4, 2001; $1,637 million of Fingerhut accounts receivable, net of $584 million of allowance for doubtful accounts and $2,435 million of other Federated accounts receivable, net of $71 million of allowance for doubtful accounts as of February 3, 2001; and $1,660 million of Fingerhut accounts receivable, net of $511 million of allowance for doubtful accounts and $2,158 million of other Federated accounts receivable, net of $57 million of allowance for doubtful accounts as of July 29, 2000.